SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

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/_/ Definitive Proxy Statement                     Commission Only [as permitted
/_/ Definitive Additional Materials                by Rule 14a-6(e)(2)]
/_/ Soliciting Material Pursuant to Rule
    14a-11(c) or Rule 14a-12

                            NEW ENGLAND FUNDS TRUST I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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/X/ No fee required
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1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________


5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by
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    the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

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    4) Date Filed: _____________________________________________________________









May 31, 1997

Dear Shareholder:

The enclosed Proxy Statement contains detailed information regarding two important proposals affecting sub-advisory agreements of NEW ENGLAND STAR WORLDWIDE FUND and NEW ENGLAND STAR SMALL CAP FUND. We have summarized the proposals below. Please take some time to review this summary before carefully reading the Proxy Statement.

Q.  WHAT IS THE FIRST PROPOSAL ABOUT?
In accordance with the current prospectus, we're asking you to approve the appointment of Montgomery Asset Management, LLC ("New Montgomery") as one of the sub-advisers for New England Star Worldwide Fund and New England Star Small Cap Fund. New Montgomery, a subsidiary of Commerzbank A.G., intends to acquire Montgomery Asset Management L.P. ("Montgomery"), one of the Funds' current sub-advisers, on or about July 31, 1997. Such an acquisition terminates the existing sub-advisory agreements for each Fund with Montgomery. As a result, new sub-advisory agreements between New England Funds Management, L.P. and New Montgomery for each Fund must be presented to shareholders for approval.

Q.  HOW WILL THIS PROPOSAL CHANGE AFFECT THE FUNDS?
The proposal change should have little impact on the day-to-day operations of the Funds. Most senior officers and employees of Montgomery are expected to enter into employment agreements with New Montgomery and to continue to provide services to the Funds. In addition, the existing fee structures and terms of the sub-advisory agreements will remain unchanged.

Q.  WHAT IS THE SECOND PROPOSAL I NEED TO CONSIDER?
Shareholders of New England Star Worldwide Fund and New England Star Small Cap Fund are also being asked to approve a proposal that in the future will allow New England Funds Management, L.P., subject to the approval of Trustees and under certain conditions, to appoint an investment firm as sub-adviser without shareholder vote. This proposal is subject to the approval of the SEC as well.

Q.  HOW WILL THE SECOND PROPOSAL CHANGE BENEFIT THE FUNDS?
Trustees believe that this proposal is in the best interest of each Fund and its shareholders for two reasons. The new proposal may work to the Funds' advantage by allowing Trustees to change sub-advisers quickly when necessary, for example, when a sub-adviser's performance falls short of expectations or a sub-adviser resigns. In addition, the new proposal may reduce unnecessary Fund expenses by eliminating the need for securing shareholder approval for sub-advisory changes through proxy solicitations.

YOUR VOTE COUNTS
Your vote is extremely important, no matter how many Fund shares you own. Voting promptly is also important -- it will reduce the need to send follow-up proxy packages or to contact shareholders by phone. If we do not receive enough votes, we will need to resolicit shareholders -- an added expense to the Fund. You may receive a call from D.F. King, a proxy solicitation firm, to remind you to return your proxy ballot(s).

Thank you for your cooperation in voting on these important proposals. If you have any questions, please call 800-225-5478. One of our Investor Service and Marketing Representatives will be happy to provide you with the information you need.

Sincerely,



Henry L.P. Schmelzer
President










                      NEW ENGLAND STAR WORLDWIDE FUND
                      NEW ENGLAND STAR SMALL CAP FUND

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               July 16, 1997

To the Shareholders:

    Notice is hereby given that a Special Meeting of Shareholders of New England Star Worldwide Fund and New England Star Small Cap Fund (each, a "Fund" and collectively, the "Funds"), each a series of New England Funds Trust I (the "Trust"), will be held at the offices of New England Funds, L.P., 399 Boylston Street, Boston, Massachusetts 02116, on Wednesday, July 16, 1997 at 2:30 p.m. (Eastern time), for the following purposes:

       1. To approve or disapprove a proposed Sub-Advisory Agreement for each Fund between New England Funds Management, L.P. ("NEFM") and CAM Acquisition, LLC ("New Montgomery"), pursuant to which New Montgomery will act as sub-adviser with respect to the segment of each Fund currently managed by Montgomery Asset Management, L.P. ("Montgomery"), to become effective upon the closing of the acquisition of substantially all the assets of Montgomery by New Montgomery, a subsidiary of Commerzbank Aktiengesellschaft. (Shareholders of each Fund will vote separately with respect to this proposal.)

       2. To approve or disapprove a proposal with respect to the future operation of each Fund whereby the Fund may from time to time, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission, permit NEFM to enter into new and amended agreements with sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Fund (or a segment thereof) pursuant to such sub-advisory agreements. (Shareholders of each Fund will vote separately with respect to this proposal.)

       3. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                                 By order of the President of the Trust,


                                 ROBERT P. CONNOLLY,
                                 Secretary

May 30, 1997


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                          YOUR VOTE IS IMPORTANT
--------------------------------------------------------------------------------

    PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.







                         NEW ENGLAND STAR WORLDWIDE FUND
                         NEW ENGLAND STAR SMALL CAP FUND

                                 PROXY STATEMENT

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of New England Funds Trust I (the "Trust") for use at the Special Meeting of Shareholders of New England Star Worldwide Fund (the "Star Worldwide Fund") and New England Star Small Cap Fund (the "Star Small Cap Fund") (each, a "Fund" and collectively, the "Funds"), each a series of the Trust, to be held at the offices of New England Funds, L.P. ("NEF"), 399 Boylston Street, Boston, Massachusetts 02116, on Wednesday, July 16, 1997 at 2:30 p.m. (Eastern time), and at any adjournment or adjournments thereof (the "Meeting"). This proxy statement and its enclosures are being mailed to shareholders beginning on or about May 30, 1997. A copy of each Fund's Annual Report for the year ended December 31, 1996 may be obtained without charge by writing to NEF at the above address or by calling (800) 225-5478.

    This Proxy Statement consists of four parts.

    PART I contains general information relating to the Meeting.

    PART II contains information relating to Proposal 1, the proposed Sub-Advisory Agreement for each Fund between New England Funds Management, L.P. ("NEFM") and CAM Acquisition, LLC ("New Montgomery"), pursuant to which New Montgomery will act as sub-adviser with respect to the segment of each Fund currently managed by Montgomery Asset Management, L.P. ("Montgomery"), to become effective upon the closing of the acquisition of substantially all the assets of Montgomery by New Montgomery, a subsidiary of Commerzbank Aktiengesellschaft ("Commerzbank") (the "Acquisition").

    PART III contains information relating to Proposal 2, the proposal with respect to the future operation of each Fund whereby the Fund may from time to time, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission (the "SEC"), permit NEFM to enter into new and amended agreements with sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Fund (or a segment thereof) pursuant to such sub-advisory agreements.

    PART IV contains information about the Trust, NEFM, Montgomery, New Montgomery, Commerzbank and certain brokerage and other miscellaneous matters.

                                       1






I. GENERAL

    Each Fund's shareholders of record on May 19, 1997 (the "Record Date") are entitled to one vote for each share of beneficial interest of the Fund held as of that date. Shareholders of each Fund vote separately from the shareholders of the other Fund with respect to each Proposal. The number of shares of beneficial interest issued and outstanding as of the Record Date was-and-for the Star Worldwide Fund and for the Star Small Cap Fund, respectively.

    Timely, properly executed proxies will be voted as you instruct. If you return your proxy card and no choice is indicated, your shares will be voted in favor of the Proposals relating to your Fund set forth in the attached Notice of Meeting. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

    The portion of the costs of solicitation of proxies that is allocable to Proposal 1 will be borne by Montgomery, and not by the Funds. The portion of such costs that is allocable to Proposal 2 will be borne by the Funds. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Trustees of the Trust and employees of NEF. In addition, the firm of D.F. King & Co., Inc. has been retained to assist in the solicitation of proxies, at a cost which is not expected to exceed $35,000, plus reimbursement of such firm's out-of-pocket expenses.

II. NEW SUB-ADVISORY AGREEMENTS

    The Star Worldwide Fund and the Star Small Cap Fund are multi-manager mutual funds. NEFM acts as the adviser to each Fund. The portfolio of the Star Small Cap Fund is divided into four segments, each of which is managed by a different money management firm, as sub-adviser to NEFM. The portfolio of the Star Worldwide Fund is divided into five segments, three of which are each managed by a different money management firm and two of which are managed by the same money management firm, as sub-adviser to NEFM. Montgomery currently manages one of the segments of each Fund, pursuant to separate Sub-Advisory Agreements between NEFM and Montgomery (the "Existing Sub-Advisory Agreements").

    It is proposed that New Montgomery, a subsidiary of Commerzbank, acquire substantially all the assets of Montgomery. As required by the Investment Company Act of 1940 (the "1940 Act"), the Existing Sub-Advisory Agreements between NEFM and Montgomery provide for their automatic termination in the event of an "assignment." Because the Acquisition by New Montgomery would represent an ownership and control change of


                                       2




Montgomery, it would constitute an "assignment" under the 1940 Act and thus terminate the Existing Sub-Advisory Agreements. Accordingly, shareholders of each Fund are being asked to approve a new Sub-Advisory Agreement between NEFM and New Montgomery for each Fund (the "New Sub-Advisory Agreements") in order that New Montgomery may manage the assets of that segment of each Fund currently managed by Montgomery following the Acquisition.

    The Trustees of the Trust have approved, and recommend that the shareholders of each of the Funds approve, the New Sub-Advisory Agreements. The New Sub-Advisory Agreements would be substantially identical to the Existing Sub-Advisory Agreements between NEFM and Montgomery, except: (i) references to Montgomery would be changed to references to New Montgomery, and (ii) the effective dates would be changed. The proposed New Sub-Advisory Agreements would not affect the management fee paid by the Fund to NEFM.

ADVISORY AGREEMENTS

    NEFM has acted as the Star Worldwide Fund's adviser since the Fund's inception on December 29, 1995, and currently acts as the Fund's adviser pursuant to an Advisory Agreement dated August 30, 1996. The Fund's initial shareholder approved such Advisory Agreement on December 29, 1995. The purpose of the submission of this agreement for shareholder approval at such time was for its initial approval upon the Fund's inception and the approval of its continuance following the change in control of NEFM in connection with the merger of NEFM's former parent company, New England Mutual Life Insurance Company, with and into Metropolitan Life Insurance Company ("MetLife"), with MetLife as the surviving company, which merger was consummated on August 30, 1996 (the "MetLife Merger"). The Trustees of the Trust approved such Advisory Agreement's continuation at a meeting held on May 9, 1997.

    NEFM has acted as the Star Small Cap Fund's adviser since the Fund's inception on December 28, 1996, and currently acts as the Fund's adviser pursuant to an Advisory Agreement dated December 31, 1996. The Trustees of the Trust approved such Advisory Agreement at a meeting held on October 25, 1996, and the Fund's initial shareholder approved it on December 28, 1996. The purpose of the submission of this agreement for shareholder approval at such time was for its initial approval upon the Fund's inception.

    Under the Advisory Agreements for the Funds, NEFM has overall advisory and administrative responsibility with respect to each Fund. The Advisory Agreements also provide that NEFM will, subject to NEFM's rights to delegate such responsibilities to other parties, provide to each Fund both (1) portfolio management services (defined to mean managing the

                                       3






investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Trustees of the Trust) and (2) administrative services (defined to mean furnishing or paying the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain other administrative and general management services). Under each Fund's Advisory Agreement, the annual management fee rate payable by each Fund to NEFM is 1.05% of the Fund's average daily net assets. Prior to August 30, 1996, NEFM provided the same services and the Star Worldwide Fund paid NEFM a management fee at the same annual rate under a previous Advisory Agreement. For the fiscal year ended December 31, 1996, the aggregate management fee payable by the Star Worldwide Fund to NEFM under that Fund's Advisory Agreement (and its predecessor) was $780,469.

EXISTING SUB-ADVISORY AGREEMENTS

    For each Fund, NEFM has delegated its responsibility under the Advisory Agreement to provide portfolio management services to the Fund to four sub-advisers, each sub-adviser managing different segments of the Fund's portfolio. NEFM has delegated responsibility for managing the assets of a segment of each Fund to Montgomery, pursuant to the Existing Sub-Advisory Agreements between NEFM and Montgomery. The Existing Sub-Advisory Agreement for the Star Worldwide Fund is dated August 30, 1996, and the Existing Sub-Advisor Agreement for the Star Small Cap Fund is dated December 31, 1996. Each Existing Sub-Advisory Agreement requires Montgomery to manage the investment and reinvestment of the assets of its segment of the Fund, subject to the supervision of NEFM. Under the terms of the Existing Sub-Advisory Agreements, Montgomery is authorized to effect portfolio transactions for its segment of the Funds, using its own discretion and without prior consultation with NEFM. Montgomery is also required to report periodically to NEFM and the Trustees of the Trust.

    Under the Existing Sub-Advisory Agreements, Montgomery is entitled to receive from NEFM (and not from the Funds) a sub-advisory fee, based on the value of the average daily net assets of the segment of the Fund managed by Montgomery, at the rates set forth in the following table:


---------------------------------------------------------------------------------------------
                               AVERAGE DAILY NET ASSETS
                              (OF THE SEGMENT MANAGED BY                  SUB-ADVISORY FEE
         FUND NAME                   MONTGOMERY)                            (ANNUAL RATE)
---------------------------------------------------------------------------------------------
Star Worldwide Fund             First $25 million                              0.90%
                                Next $25 million                               0.70%
                                Over $50 million                               0.55%
---------------------------------------------------------------------------------------------
Star Small Cap Fund             First $50 million                              0.65%
                                Over $50 million                               0.50%
---------------------------------------------------------------------------------------------

                                       4






    For periods prior to July 1, 1996, Montgomery agreed to waive 0.15% of its sub-advisory fee for the Star Worldwide Fund. As a result of this waiver, during the fiscal year ended December 31, 1996, NEFM paid Montgomery sub-advisory fees of $122,665 for the Star Worldwide Fund. In the absence of such waiver, the aggregate sub-advisory fees payable by NEFM to Montgomery under the Existing Sub-Advisory Agreement (and its predecessor) for the Star Worldwide Fund would have been $128,198.

    During the fiscal year ended December 31, 1996, the segment of the Star Worldwide Fund managed by Montgomery paid commissions of $179,202 on securities transactions, of which none was paid to Montgomery Securities, an affiliated broker of Montgomery. During that period, Montgomery Securities was the sole limited partner of Montgomery.

    The Existing Sub-Advisory Agreement for the Star Worldwide Fund was approved by such Fund's initial shareholder on December 28, 1995. The purpose of the submission of this agreement for shareholder approval at such time was for its approval upon the Fund's inception and approval of its continuance following the MetLife Merger. The Trustees of the Trust approved such agreement's continuation at a meeting held on May 9, 1997.

    The Existing Sub-Advisory Agreement for the Star Small Cap Fund was approved by the Trustees of the Trust at a meeting held on October 25, 1996, and the Fund's initial shareholder approved it on December 28, 1996. The purpose of the submission of this agreement for shareholder approval at such time was for its initial approval upon the Fund's inception.

THE ACQUISITION OF MONTGOMERY

On March 25, 1997, Montgomery Securities, Montgomery and New Montgomery, a newly organized subsidiary of Commerzbank, entered into an agreement (the "Asset Purchase Agreement") providing for the transfer of substantially all the assets comprising Montgomery's business to New Montgomery. The purchase price paid to Montgomery will have two components. The first component is essentially a fixed price, subject to adjustment for (a) intercompany arrangements between Montgomery Securities and Montgomery, (b) failures to obtain client consents to new advisory agreements, (c) certain balance sheet adjustments and (d) transaction expenses. The second component of the purchase price will be determined based on the distributable income of Montgomery as of March 31, 1997, subject to adjustments substantially similar to the adjustments to the fixed purchase price and certain further adjustments. The purchase price will be paid in cash or, at the election of Montgomery,


                                       5





partially in the form of a promissory note guaranteed by Commerzbank. Under the Asset Purchase Agreement, Montgomery is obligated to pay a portion of the purchase it receives to certain senior employees of Montgomery, as noted below.

    New Montgomery, a Delaware limited liability company, presently has two members. Commerzbank directly holds a 99.99% interest; Commerzbank Asset Management USA Corporation ("CAM USA"), a Delaware corporation, which is an indirect subsidiary of Commerzbank, holds the remaining 0.01% interest. Upon the closing of the Acquisition, CAM USA will withdraw as a member of New Montgomery, and New Montgomery will change its name to Montgomery Asset Management, LLC. New Montgomery will file an application for registration as an investment adviser with the SEC and all relevant state securities commissions. It is expected that all such registrations will be effective before the closing of the Acquisition.

    Commerzbank, the third largest publicly held commercial bank in Germany, has total assets of approximately $268 billion as of December 31, 1996. Commerzbank's shares are traded on all of Germany's stock exchanges and on other exchanges around the world. Commerzbank's shares are widely held and, to its knowledge, there is no stockholder owning 5% or more of its stock. Commerzbank and its affiliates had over $79 billion in assets under management as of December 31, 1996 for both its domestic and institutional clients. Commerzbank's asset management operations involve more than 1,000 employees in 13 countries worldwide.

    As of the closing of the Acquisition, Commerzbank will hold the majority of the voting interests in New Montgomery; certain officers and employees of Montgomery, including substantially all of those who will receive a portion of the purchase price, will hold the remaining interests (in the aggregate, a significant minority equity interest) in New Montgomery. The interests of the officers and employees of Montgomery will be subject to various put and call rights and to repurchase in the event of an individual's termination of service for New Montgomery. An individual's rights with respect to his or her interest in New Montgomery differ depending upon both the nature and the timing of his or her termination of service for New Montgomery.

    Certain senior officers and employees of Montgomery are expected to enter into employment agreements with New Montgomery, with terms ranging from 4 1/2 to 6 years. In addition, such senior officers and employees, as well as certain other senior employees of Montgomery, will be eligible to receive a special bonus if they provide services to New Montgomery for the


                                       6





period ending December 31, 1997, or if their service for New Montgomery terminates during 1997 due to death, disability, a termination without cause or a termination for good reason.

    It is presently anticipated that the Acquisition will close on July 31, 1997, subject to satisfaction of conditions to closing, which include (a) approval of the New Sub-Advisory Agreements between NEFM and New Montgomery; (b) consents of clients accounting for specified fee revenues during the 12-month period prior to March 31, 1997; (c) execution of employment agreements by specified senior employees of Montgomery; and (d) approval of the Board of Governors of the Federal Reserve System. The Federal Reserve may require satisfaction of certain conditions as part of its approval, which could affect the terms of the Acquisition or the services New Montgomery can provide to the Funds.

NEW SUB-ADVISORY AGREEMENTS

    Like the Existing Sub-Advisory Agreements, each New Sub-Advisory Agreement will require New Montgomery to manage the investment and reinvestment of the assets of its segment of the Fund, subject to the supervision of NEFM. Under the terms of the New Sub-Advisory Agreements, New Montgomery will be authorized to effect portfolio transactions for its segment of the Funds, using its own discretion and without prior consultation with NEFM. New Montgomery will also be required to report periodically to NEFM and the Trustees of the Trust.

    Each New Sub-Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust, NEFM or New Montgomery, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a New Sub- Advisory Agreement must be approved by NEFM and New Montgomery and, if required by law, by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees of the Trust who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval.

    Each of the New Sub-Advisory Agreements may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by New Montgomery or NEFM upon sixty days' written notice, and will terminate automatically in the event of its assignment. Each of the


                                       7





New Sub-Advisory Agreements will automatically terminate if the Advisory Agreement for the respective Fund is terminated. Each of the New Sub-Advisory Agreements provides that New Montgomery will not be subject to any liability for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under the New Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard by New Montgomery of its obligations and duties.

    As compensation for its services under the New Sub-Advisory Agreements, New Montgomery will be entitled to receive from NEFM sub- advisory fees calculated at the same rate as those charged under the Existing Sub-Advisory Agreements described above.

COMPARISON OF EXISTING AND NEW SUB-ADVISORY AGREEMENTS

    Each proposed New Sub-Advisory Agreement is substantially identical to the Existing Sub-Advisory Agreement for such Fund, except that, under the New Sub-Advisory Agreements: (i) references to Montgomery would be changed to references to New Montgomery, and (ii) the Existing Sub- Advisory Agreements are dated August 30, 1996 or December 31, 1996, whereas the New Sub-Advisory Agreements will be dated the date of the completion of the Acquisition.

TRUSTEES' APPROVAL AND RECOMMENDATION

    The Trustees of the Trust believe that the terms of the New Sub-Advisory Agreements are fair to, and in the best interest of each Fund and its shareholders. The Trustees of the Trust, including all of the disinterested Trustees, recommend that the shareholders of each Fund approve the New Sub-Advisory Agreement for such Fund between New Montgomery and NEFM.

    On May 9, 1997, the members of the Trustees of the Trust, none of whom is affiliated with Montgomery, met to review the terms of the Acquisition and approved and recommended the New Sub-Advisory Agreements to shareholders for their approval.

    In evaluating the New Sub-Advisory Agreements, the Trustees of the Trust reviewed material furnished by Montgomery and Commerzbank. Those materials include information regarding Montgomery, Commerzbank, their respective affiliates and their personnel, operations and financial condition and the terms of the Acquisition and the possible effects on the Funds and the shareholders of the Funds as a result of the Acquisition. Representatives of Montgomery
discussed   the   anticipated   effects   on  the


                                       8





Funds and, together with representatives of Commerzbank, indicated their belief that as a consequence of the Acquisition, the operations of the Trust and the capability of Montgomery to provide services to the Funds would not be adversely affected and could be enhanced from the resources of Commerzbank, although there could be no assurance as to any particular benefits that would result.

    In making this recommendation, the Trustees of the Trust carefully evaluated the experience of Montgomery's key personnel in portfolio management, the arrangements made to secure the continued service of the key personnel in portfolio management, the high quality of services New Montgomery is expected to continue to provide to its segment of each of the Funds, and the fair and reasonable compensation proposed to be paid to New Montgomery, and have given careful consideration to all factors deemed to be relevant to the Funds, including, but not limited to: (1) the favorable relative performance of the segment of each Fund managed by Montgomery since each Fund's commencement of operations; (2) the research-intensive nature and quality of the services expected to be rendered to the segments of the Funds to be managed by New Montgomery; (3) the importance of such research and services to the fulfillment of the particular investment objective of each Fund and investment policies of the relevant segment of each Fund; (4) that the compensation payable to New Montgomery by NEFM under the New Sub-Advisory Agreements will be at the same rate as the compensation now payable by NEFM to Montgomery under the Existing Sub-Advisory Agreements; (5) that the terms of the Existing Sub-Advisory Agreements will be unchanged under the New Sub-Advisory Agreements; (6) the favorable history, reputation, qualification and background of Montgomery and Commerzbank, as well as the qualifications of their personnel and their respective financial conditions; (7) the commitment of Montgomery to pay or reimburse each Fund for the expenses incurred in connection with the Acquisition so that shareholders of the Funds would not bear those expenses; (8) the benefits expected to be realized as a result of New Montgomery's affiliation with Commerzbank, including the resources of Commerzbank that would be available to New Montgomery; (9) Montgomery's current brokerage policies and practices, as described in "Portfolio Transactions and Brokerage" in Part IV, and New Montgomery's intentions to continue such policies and practices; and (10) other factors they deemed relevant.

    Montgomery has advised the Trustees of the Trust that it expects that there will be no diminution in the scope and quality of sub-advisory services provided to the Funds as a result of the Acquisition. Accordingly, the Trustees of the Trust believe that the segment of each Fund managed by Montgomery should receive services under the New Sub-Advisory Agree-

                                       9



ments comparable to those it currently receives under the Existing Sub- Advisory Agreements, at the same fee levels.

    For each of the Funds, the required vote for approval of the New Sub-Advisory Agreement for the Fund is, the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. If the shareholders of a Fund do not approve the New Sub-Advisory Agreement for such Fund, the Existing Sub-Advisory Agreement for the Fund will continue in effect in accordance with its terms. In that event, the Fund understands that the parties to the Asset Purchase Agreement could nevertheless agree to proceed with the Acquisition and, if the transaction occurs, the Existing Sub-Advisory Agreement would terminate automatically upon the consummation of the Acquisition. If such a termination were to occur, the Trustees of the Trust would then make such alternative arrangements for the management of the segment's assets as they deem appropriate and in the best interests of the shareholders.

III. FUTURE SUB-ADVISORY AGREEMENTS WITHOUT
      SHAREHOLDER VOTE

    The Funds propose to operate in a manner in which each Fund may from time to time, to the extent permitted by any exemption or exemptions granted by the SEC, permit NEFM to enter into new and amended agreements with sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Fund (or a segment thereof) pursuant to such sub-advisory agreements.

The 1940 Act generally provides that an investment adviser or sub- adviser to a mutual fund may act as such only pursuant to a written contract which has been approved by a vote of the fund's shareholders and by a vote of a majority of the trustees of the fund who are not parties to such contract or agreement or interested persons of any party to such contract or agreement. The Trust and NEFM have applied to the SEC, however, for an exemption from the shareholder approval voting requirement with respect to certain new and amended sub-advisory agreements entered into from time to time by NEFM and a sub-adviser with respect to the Funds, under certain circumstances and subject to certain conditions (the "Exemption Application"). If the SEC grants an exemptive order to the Trust as sought in the Exemption Application, NEFM would be permitted, under certain conditions, to enter into new and amended sub-advisory agreements, including agreements with new sub-advisers (including, if permitted by exemptive


                                       10






order, a sub-adviser that is affiliated with the Fund or NEFM), and agreements with existing sub-advisers if there is a material change in the existing Sub-Advisory Agreement or if there is a transfer of "control," as defined in the 1940 Act, or other assignment of the existing Sub-Advisory Agreement. Nonetheless, even if the Exemption Application is granted, any sub-advisory agreement would, under the 1940 Act, be subject to approval by a majority of the Trustees of the Trust who are not parties to or interested persons of any party to the agreement. Furthermore, the Funds would still require shareholder approval to amend their Advisory Agreements with NEFM (including an amendment to change the management fee rate payable under such agreement) or to enter into a new Advisory Agreement with NEFM or any other adviser.

    It is expected that, if the SEC grants an exemptive order pursuant to the Exemption Application, it will be a condition to such exemption that, among other things, the shareholders of each Fund first approve the operation of the Fund as proposed in the Exemption Application, i.e. permitting NEFM to enter into sub-advisory agreements with sub- advisers in the future without obtaining shareholder approval of each agreement. It is also expected that such exemptive order may include as a condition a requirement that within 90 days after the hiring of any new sub-adviser or the implementation of any proposed material change in a Sub-Advisory Agreement, the Fund will furnish shareholders the information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement.

    The Funds have applied for this exemption for several reasons. As described under Proposal 1, the Star Worldwide and Star Small Cap Funds utilize an adviser/sub-adviser management structure, where NEFM acts as each Fund's investment adviser, delegating the day-to-day portfolio management for each Fund to several sub-advisers. Under such a structure, a Fund's sub-adviser acts in a capacity similar to that of the portfolio manager in a more traditional structure that does not involve a sub-adviser. Specifically, the Fund's sub-advisers, like portfolio managers in a more traditional structure, manage the Fund's portfolios, under the oversight and supervision of the Fund's adviser. If the Fund were to change sub-advisers, NEFM would continue in its role as adviser and would continue to exercise oversight and supervision of the Fund's investment affairs as conducted by the new sub-adviser. Changing one of the Fund's sub-advisers is, therefore, analogous to replacing the portfolio manager of a single-manager managed fund, which does not under the 1940 Act require shareholder approval.

    In addition, given the Funds' management structures, the shareholder approval requirement under the 1940 Act may cause the Funds' shareholders


                                       11





to incur unnecessary expenses and could hinder the prompt implementation of sub-advisory changes that are in the best interest of the shareholders, such as prompt removal of a sub-adviser if circumstances warrant such removal. The Trustees of the Trust believe that without the ability to employ promptly a new sub-adviser, investors' expectations may be frustrated and the Funds and their shareholders could be seriously disadvantaged under the following circumstances:
(a) where a sub-adviser has been terminated because its performance was unsatisfactory or its retention was otherwisedeemed inadvisable; (b) where a sub-adviser has resigned and (c) where there has been an "assignment" of a Sub-Advisory Agreement (i.e., a change in the actual control or management of a sub-adviser, such as the Acquisition involving Montgomery and New Montgomery).

    In the absence of an exemption, to obtain the shareholder approval required by the 1940 Act for a sub-adviser agreement, the Funds must convene shareholders' meetings, which invariably involves considerable delay and expense. Where NEFM, as adviser, has recommended replacement of a sub-adviser, and the Trustees of the Trust have determined that such replacement is necessary, the affected Fund could receive less than satisfactory sub-advisory services. Also, in that situation or where there has been an unexpected sub-advisory resignation or change in control -- events which, in many cases, are beyond the control of a Fund -- the affected Fund may be forced to operate with a less than satisfactory sub-adviser for some period of time. In such circumstances, without the ability to engage a new sub-adviser promptly, the adviser might have to assume direct responsibility on a temporary basis for management of the assets assigned to that sub-adviser.

    The Trustees of the Trust unanimously recommend that the shareholders approve Proposal 2 with respect to the operation of each Fund in order to permit NEFM to enter into new and amended agreements with sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Fund (or a segment thereof) pursuant to such sub- advisory agreements.

    For each of the Funds, the required vote for approval of this Proposal is, the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. If the shareholders of a Fund do not approve the Proposal, the Trustees of the Trust will consider such alternative actions as may be in the best interests of the Fund.


                                       12




IV. ADDITIONAL INFORMATION

INFORMATION ABOUT THE TRUST

    The Trust is a diversified, open-end management investment company organized in 1985 as a business trust under the laws of Massachusetts. The Trust is a series type company with twelve investment portfolios. The Funds are two of those portfolios. The address of the Trust is 399 Boylston Street, Boston, Massachusetts 02116.

INFORMATION ABOUT NEFM

    NEFM is a limited partnership. Its sole general partner, NEF Corporation, is a wholly-owned subsidiary of NEIC Holdings, Inc. ("NEIC Holdings"), which is a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEF Corporation is also the sole general partner of NEF, which is the principal underwriter for each Fund. NEIC owns the entire limited partnership interest in each of NEF and NEFM. The sole general partner of NEIC is New England Investment Companies, Inc. ("NEIC Inc."), which is a wholly-owned subsidiary of MetLife New England Holdings, Inc., which is in turn a wholly-owned subsidiary of MetLife. MetLife owns indirectly a majority of the outstanding limited partnership interests in NEIC.

    The principal executive officer of NEF and NEFM is Henry L.P. Schmelzer, who is the President and a Trustee of the Trust and whose principal occupation is his positions with NEF and NEFM. The address of NEF, NEFM, NEF Corporation, NEIC Holdings, NEIC, NEIC Inc. and Mr. Schmelzer is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc. and MetLife is One Madison Avenue, New York, New York 10010.

INFORMATION ABOUT MONTGOMERY

    Montgomery is one of the sub-advisers for each of the Funds. Montgomery, a California limited partnership, was formed in 1990. Since then, Montgomery has advised private accounts as well as public mutual funds. Its general partner is Montgomery Asset Management, Inc., and its sole limited partner is Montgomery Group Holdings, LLC. Prior to January 1, 1997, the sole limited partner was Montgomery Securities. The members of Montgomery Group Holdings, LLC are also owners of Montgomery Securities. Under the 1940 Act, both Montgomery Asset Management, Inc. and Montgomery Securities may be deemed control persons of Montgomery. The address of Montgomery is 101 California Street, San Francisco, California 94111. The address of Montgom


                                       13





ery Asset  Management,  Inc. and Montgomery  Securities is 600
Montgomery Street, San Francisco, California, 94111. After the Acquisition, Commerzbank and a number of employees who are currently employees of Montgomery will have ownership interests in New Montgomery.

    Montgomery's principal executive officers are set forth below. The position listed with Montgomery is the principal occupation of each of the principal executive officers. The address of each, as it relates to his duties at Montgomery, is the same as that of Montgomery.

              NAME                              POSITION WITH MONTGOMERY
              ----                              ------------------------
R. Stephen Doyle                         Chairman and Chief Executive Officer
Mark B. Geist                            President
John T. Story                            Executive Vice President
David E. Demarest                        Managing Director and Chief
                                         Administrative Officer
Mary Jane Fross                          Vice President and Controller
Dana E. Schmidt                          Principal and Chief Compliance Officer
Kevin T. Hamilton                        Managing Director and chair of the
                                         Investment Oversight Committee
Roger W. Honour                          Managing Director and Senior Portfolio
                                         Manager
Oscar A. Castro                          Managing Director and Senior Portfolio
                                         Manager
Stuart O. Roberts                        Managing Director and Senior Portfolio
                                         Manager
John D. Boich                            Managing Director and Senior Portfolio
                                         Manager
Josephine S. Jimenez                     Managing Director and Senior Portfolio
                                         Manager
Bryan L. Sudweeks, Ph.D.                 Managing Director and Senior Portfolio
                                         Manager
William C. Stevens                       Managing Director and Senior Portfolio
                                         Manager
John H. Brown                            Managing Director and Senior Portfolio
                                         Manager

    Montgomery acts as investment adviser (or sub-adviser, in the case of the funds marked with an asterisk below) to the following other mutual funds that have similar investment objectives to the Funds, for compensation at the annual fee rates of the corresponding average net assets levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at December 31, 1996:

                                                       NET ASSETS OF
                                                        OTHER FUND
                             OTHER FUND WITH           (IN MILLIONS)               ANNUAL                 AVERAGE NET
         FUND               SIMILAR OBJECTIVE           AT 12/31/96               FEE RATE               ASSET LEVELS
         ----               -----------------           -----------               --------               ------------
Star Worldwide Fund
Star Small Cap Fund


-----------
+ [Has Montgomery voluntarily undertaken to waive its fees or to bear other expenses?]

                                       14





    New Montgomery, as an entity created solely for the purpose of acquiring Montgomery, does not currently act as an investment adviser to any other mutual funds, but intends to become following the Acquisition investment adviser (or sub-adviser) to those mutual funds currently advised (or sub-advised) by Montgomery listed above, subject to obtaining any necessary approvals.

INFORMATION ABOUT NEW MONTGOMERY AND COMMERZBANK

    Commerzbank, a corporation organized under the laws of Germany, is Germany's third largest publicly held commercial bank. To the knowledge of Commerzbank, no person owns 5% or more of its stock.

    New Montgomery, a Delaware limited liability corporation, is currently owned by Commerzbank and New Montgomery USA, an indirect subsidiary of Commerzbank. New Montgomery was organized for the purpose of the Acquisition. The address of New Montgomery is 101 California Street, San Francisco, California, 94111. Its President is Dr. Heinz J. Hockmann and its Secretary and Treasurer is Martin Schuller, each of whom is an employee of Commerzbank. The principal offices of Commerzbank are located at Neue Mainzer Strasse 32-36, Frankfurt am Main, Germany. The address of Dr. Hockmann and Mr. Schuller is Gutleustrasse 82, Frankfurt am Main, Germany. Management of New Montgomery will be the responsibility of a Board of Directors elected by the members of New Montgomery. The initial directors of New Montgomery are expected to be Martin Kohlhaussen, Chairman of the Board of Managing Directors of Commerzbank; Dietrich- Kurt Frowein, member of the Board of Managing Directors of Commerzbank; Dr. Heinz J. Hockmann, Executive Vice President of Commerzbank; Andreas Kleffel, Executive Vice President of Commerzbank; R. Stephen Doyle; and Mark B. Geist. With the exceptions of Mr. Doyle and Mr. Geist, each of whom will be employees of New Montgomery, the other directors are employees of Commerzbank. The address of Mr. Kohlhaussen and Mr. Frowein is Neue Mainzer Strasse 32-36, Frankfurt am Main, Germany. The address of Dr. Hockmann is Gutleustrasse 82, Frankfurt am Main, Germany. The address of Mr. Kleffel is Two World Financial Center, New York, New York 10281. The address of Mr. Doyle and Mr. Geist is 101 California Street, San Francisco, California 94111.

PORTFOLIO TRANSACTIONS AND BROKERAGE

    In all purchases and sales of securities for its segments of the Funds, Montgomery's primary consideration is to obtain the most favorable execution available. Pursuant to the Existing Sub-Advisory Agreements, Montgomery


                                       15






determines which securities are to be purchased and sold by its segments and which broker-dealers are eligible to execute its segments' portfolio transactions, subject to the instructions of, and review by, NEFM and the Trustees of the Trust. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a market-maker unless, in the opinion of Montgomery, a better price and execution can otherwise be obtained by using a broker for the transaction.

    For the Star Worldwide Fund, Montgomery contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. In purchasing American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") (and other similar instruments), Montgomery's segment of the Star Worldwide Fund may purchase those listed on stock exchanges, or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which Montgomery's segment of the Star Worldwide Fund may invest may be traded in over-the-counter markets.

    Purchases of portfolio securities for the segments of the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which this segment will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

    In placing portfolio transactions, Montgomery will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by the segment of the Fund, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

    Montgomery may also consider the sale of the Funds' shares as a factor in the selection of broker-dealers to execute portfolio transactions for its segments. The placement of portfolio transactions with broker-dealers who


                                       16




sell shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc.

    While Montgomery's general policy is to seek first to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to Montgomery, even if the specific services were not imputed just to the Fund and may be lawfully and appropriately used by Montgomery in advising other clients. Montgomery considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under its sub-advisory agreements with NEFM, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, the segments of the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by Montgomery to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the segments of the Funds or assist Montgomery in carrying out its responsibilities to the segments of the Funds. The standard of reasonableness is to be measured in light of Montgomery's overall responsibilities to its segments. The Trustees of the Trust review all brokerage allocations where services other than best execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Fund.

    On occasion, situations may arise in which legal and regulatory considerations will preclude trading for the segments' accounts by reason of activities of Montgomery Securities, a broker-dealer affiliated with Montgomery, or its affiliates. It is the judgment of the Trustees of the Trust that the Funds will not be materially disadvantaged by any such trading preclusion and that the desirability of continuing their sub-advisory arrangements with Montgomery and Montgomery's affiliation with Montgomery Securities and other affiliates of Montgomery Securities outweigh any disadvantages that may result from the foregoing.

    New Montgomery would be expected to follow similar investment practices if the shareholders of a Fund vote to approve the New Sub- Advisory Agreement.

CERTAIN PAYMENTS TO AFFILIATES

    In addition to advisory fees payable to NEFM, each Fund compensates NEF (an affiliate of NEFM) for providing various services to the Fund and its shareholders. In 1996, these payments for the Star Worldwide Fund


                                       17




amounted to $169,601 for transfer agency services, $85,683 for service and distribution (Rule 12b-1) fees for Class A shares, $305,294 for service and distribution (Rule 12b-1) fees for Class B shares,$95,265 for service and distribution (12b-1) fees for Class C shares and $24,445 for the provision of certain legal and accounting services. In addition, in 1996 NEF received from the Star Worldwide Fund's shareholders $1,559,365 in sales charges (including contingent deferred sales charges on Class A and B shares). These arrangements will not be affected in any way by the New Sub-Advisory Agreements. During the fiscal year ended December 31, 1996, the Star Worldwide Fund paid commissions of $32,747 to Harris Associates Securities L.P., an affiliate of NEFM. This represents roughly 8% of the total commissions paid by the Fund during that fiscal year. During that period, Harris Associates L.P., a subsidiary of NEIC, was the sole limited partner of Harris Associates Securities L.P.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

    The following persons are both (1) Trustees or officers of the Trust and (2) officers or employees of NEFM (or officers or directors of that firm's corporate general partner): Henry L.P. Schmelzer, Bruce Speca, Frank Nesvet and Robert P. Connolly. In addition, Peter S. Voss, President and Chief Executive Officer of NEIC, is a Trustee and an officer of the Trust.

SHAREHOLDERS AS OF THE RECORD DATE

    As of the Record Date, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), the following numbers of shares of each class of shares of the Star Worldwide Fund, representing the indicated percentage of the outstanding shares of such class:


 CLASS             SHAREHOLDER             NUMBER OF SHARES              PERCENT







    As of the Record Date, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), the


                                       18





following numbers of shares of each class of shares of the Star Small Cap Fund, representing the indicated percentage of the outstanding shares of such class:

 CLASS             SHAREHOLDER             NUMBER OF SHARES              PERCENT








    [As of the Record Date, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of each of the Funds.]

    THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 1, THE PROPOSED NEW SUB-ADVISORY AGREEMENTS, AND PROPOSAL 2 WITH RESPECT TO THE OPERATION OF THE FUNDS.

OTHER MATTERS

    Forty percent of the shares of each Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting, although it is necessary for at least a majority of shares of such Fund to be represented at the Meeting in order for either Proposal to be approved. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote) for purposes of determining the presence of a quorum. Assuming the presence of a quorum for a Fund, abstentions and broker non-votes have the effect of a negative vote on each Proposal.

    In the event that a quorum is not present for purposes of acting on each Proposal, or if sufficient votes in favor of each Proposal are not received by July 16, 1997, the persons named as proxies may vote on those matters for which a quorum is present and as to which sufficient votes have been received and may propose one or more adjournments of the Meeting to


                                       19




permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies required to be voted against either Proposal and will not vote any proxies that direct them to abstain from voting on such Proposals.

Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is Proposals 1 and 2 mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

    The Funds do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

May 30, 1997


                                       20







[x]PLEASE MARK VOTES
AS IN THIS EXAMPLE
------------------------

NEW ENGLAND
STAR WORLDWIDE FUND

----------------------

Please be sure to sign and date this Proxy. ___________________________
                                                        Date

__________________________________   __________________________________
Shareholder sign here                Co-owner sign here

The Trustees recommend a vote FOR the proposal listed below:

                                           [ ]  For   [ ] Against   [ ] Abstain

1. To approve or disapprove a proposed Sub-advisory Agreement for New England Star Worldwide Fund (the "Fund") between New England Funds Management, L.P. ("NEFM") and CAM Acquisition, LLC ("New Montgomery"), pursuant to which New Montgomery will act as sub-adviser with respect to the segment of the Fund currently managed by Montgomery Asset Management, L.P. ("Montgomery"), to become effective upon the closing of the acquisition of substantially all the assets of Montgomery by New Montgomery, a subsidiary of Commerzbank Aktiengesellschaft.

2. To approve or disapprove a proposal with respect to the future operation of the Fund whereby the Fund may from time to time, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission, permit NEFM to enter into new and amended agreements with sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Fund (or a segment thereof) pursuant to such sub-advisory agreements.

3. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.





                              YOUR VOTE IS NEEDED!

Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, please sign in the partnership name.

The undersigned hereby appoints Henry L.P. Schmelzer, Bruce R. Speca, Frank Nesvet and Robert P. Connolly, and each of them, proxies, with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, at the Special Meeting of Shareholders of New England Star Worldwide Fund and New England Star Small Cap Fund on July 16, 1997 at 2:30 p.m. Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.









[x]PLEASE MARK VOTES
AS IN THIS EXAMPLE
------------------------

NEW ENGLAND
STAR SMALL CAP FUND

------------------------

Please be sure to sign and date this Proxy. ___________________________
                                                        Date

__________________________________   __________________________________
Shareholder sign here                Co-owner sign here

The Trustees recommend a vote FOR the proposal listed below:

                                           [ ]  For   [ ] Against   [ ] Abstain

1. To approve or disapprove a proposed Sub-advisory Agreement for New England Star Small Cap Fund (the "Fund") between New England Funds Management, L.P. ("NEFM") and CAM Acquisition, LLC ("New Montgomery"), pursuant to which New Montgomery will act as sub-adviser with respect to the segment of the Fund currently managed by Montgomery Asset Management, L.P. ("Montgomery"), to become effective upon the closing of the acquisition of substantially all the assets of Montgomery by New Montgomery, a subsidiary of Commerzbank Aktiengesellschaft.

2. To approve or disapprove a proposal with respect to the future operation of the Fund whereby the Fund may from time to time, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission, permit NEFM to enter into new and amended agreements with sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Fund (or a segment thereof) pursuant to such sub-advisory agreements.

3. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.






                              YOUR VOTE IS NEEDED!

Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, please sign in the partnership name.

The undersigned hereby appoints Henry L.P. Schmelzer, Bruce R. Speca, Frank Nesvet and Robert P. Connolly, and each of them, proxies, with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, at the Special Meeting of Shareholders of New England Star Worldwide Fund and New England Star Small Cap Fund on July 16, 1997 at 2:30 p.m. Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.